THE ADVISORS' INNER CIRCLE FUND II

                        HANCOCK HORIZON BURKENROAD FUND

                       SUPPLEMENT DATED NOVEMBER 4, 2011
                                     TO THE
                         PROSPECTUS DATED MAY 31, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS (THE "PROSPECTUS") DATED MAY 31, 2011 AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


THE FOLLOWING PARAGRAPH IS ADDED AS THE SIXTH PARAGRAPH UNDER THE "TAXES" SECTION OF THE PROSPECTUS:

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, the Fund will use the first-in, first-out method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 HHF-SK-009-0100

                       THE ADVISORS' INNER CIRCLE FUND II

                   HANCOCK HORIZON STRATEGIC INCOME BOND FUND
                           HANCOCK HORIZON VALUE FUND
                          HANCOCK HORIZON GROWTH FUND
                 HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND
                  HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND
                        HANCOCK HORIZON BURKENROAD FUND
                 HANCOCK HORIZON LOUISIANA TAX-FREE INCOME FUND
                HANCOCK HORIZON MISSISSIPPI TAX-FREE INCOME FUND

                       SUPPLEMENT DATED NOVEMBER 4, 2011
                                     TO THE
                         PROSPECTUS DATED MAY 31, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS (THE "PROSPECTUS") DATED MAY 31, 2011 AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


THE FOLLOWING REPLACES THE FIRST PARAGRAPH UNDER THE HEADING "PURCHASING, SELLING AND EXCHANGING FUND SHARES" ON PAGE 39 OF THE PROSPECTUS:

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Trust Class, Class A and Class C Shares of the Funds. The Funds offer Class A and Class C Shares only to investment professionals and financial institutions investing for their own or their customers' accounts. Trust Class Shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment consulting or similar services, or (ii) have entered into a selling agreement with the distributor to offer Trust Class Shares through a no-load network or platform. Such clients may include individuals, corporations, endowments, foundations and qualified plans (including tax-deferred retirement plans and profit sharing plans). Trust Class Shares are also offered to investment and institutional clients of Horizon Advisers and its affiliates and certain Fund service providers.

THE  FOLLOWING  REPLACES  THE  LAST  PARAGRAPH  UNDER  THE  SUB-HEADING "MINIMUM
PURCHASES"  ON  PAGE  40  OF  THE  PROSPECTUS:

A Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. For example, the minimum initial investment is waived for persons affiliated with Horizon Advisers, its affiliates and certain Fund service providers. The initial minimum investment also is waived for individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Trust Class shares through a no-load network or platform, provided the aggregate value of such accounts invested in Trust Class shares is at least $1,000 (or is anticipated by the principal underwriter to reach $1,000) and for plans with assets of at least $1,000.

THE FOLLOWING IS ADDED AS THE LAST TWO BULLET POINTS UNDER THE SUB-HEADING "WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES" ON PAGE 41 OF THE
PROSPECTUS:

o Purchases by registered representatives and other employees of certain financial intermediaries (and their immediate family members) having selling agreements with the Adviser or distributor; and

o Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the distributor.

THE FOLLOWING PARAGRAPH IS ADDED AS THE SECOND PARAGRAPH UNDER THE SUB-HEADING "CLASS A SHARES" ON PAGE 44 OF THE PROSPECTUS:

Class A shareholders who are eligible to invest in Trust Class Shares are eligible to exchange their Class A Shares for Trust Class Shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange. For Federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

THE FOLLOWING PARAGRAPH IS ADDED AS THE ELEVENTH PARAGRAPH UNDER THE HEADING "TAXES" ON PAGE 48 OF THE PROSPECTUS:

The Funds (or their administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, a Fund will use the first-in, first-out method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 HHF-SK-005-0100